Exhibit 99.2

M&T BANK CORPORATION

PRO FORMA CONDENSED COMBINED BALANCE SHEET

(DOLLARS IN THOUSANDS)

(UNAUDITED)

The following unaudited pro forma condensed combined balance sheet gives effect to the acquisition by M&T Bank Corporation (“M&T”) of Wilmington Trust Corporation (“Wilmington”) using the acquisition method of accounting assuming the acquisition was consummated on March 31, 2011. Wilmington was acquired by M&T on May 16, 2011.

	March 31, 2011
	M&T	Wilmington	Pro forma adjustments		Pro forma
Assets
Cash and due from banks	$972,005	166,707	(330,000	)(1)	$808,712
Interest-bearing deposits and federal funds sold	110,401	2,423,304			2,533,705
Trading account	413,737	—			413,737
Investment securities	6,507,165	539,062	8,927	(2)	7,055,154
Loans and leases, net of unearned discount	52,118,681	7,134,879	(549,194	)(3)	58,704,366
Allowance for credit losses	(903,703)	(409,461)	409,461	(3)	(903,703)

Loans and leases, net	51,214,978	6,725,418	(139,733	)(3)	57,800,663

Premises and equipment	431,292	131,348	14,659	(4)	577,299
Goodwill	3,524,625	336,763	(336,763	)(5)	3,524,625
Core deposit and other intangible assets	113,603	24,378	151,816	(6)	289,797
Accrued interest and other assets	4,593,402	381,186	423,817	(7)	5,398,405

Total assets	$67,881,208	10,728,166	(207,277)		$78,402,097

Liabilities and Shareholders’ Equity
Interest-bearing deposits	$35,328,537	7,362,843	28,974	(8)	$42,720,354
Short-term borrowings	504,676	86,359			591,035
Long-term borrowings	7,305,420	595,537	55,107	(9)	7,956,064

Interest-bearing liabilities	43,138,633	8,044,739	84,081		51,267,453

Noninterest-bearing deposits	15,219,562	1,476,726			16,696,288
Accrued interest and other liabilities	1,015,495	390,403	54,453	(10)	1,460,351

Total liabilities	59,373,690	9,911,868	138,534		69,424,092

Preferred equity	743,385	325,381	(325,381	)(1)	743,385
Common equity	7,764,133	490,917	(20,430	)(1),(11)	8,234,620

Total shareholders’ equity	8,507,518	816,298	(345,811)		8,978,005

Total liabilities and shareholders’ equity	$67,881,208	10,728,166	(207,277)		$78,402,097

See accompanying notes to pro forma condensed combined financial statements.

M&T BANK CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

The following unaudited pro forma condensed combined statement of income for the year ended December 31, 2010 gives effect to M&T’s acquisition of Wilmington using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2010. Wilmington was acquired by M&T on May 16, 2011.

	For the year ended December 31, 2010
	M&T	Wilmington	Pro forma adjustments		Pro forma
Interest income
Loans and leases, including fees	$2,394,082	343,340	(19,614	)(12)	$2,717,808
Investment securities
Fully taxable	324,695	21,250	(3,816	)(13)	342,129
Exempt from federal taxes	9,869	331	16	(13)	10,216
Other	1,149	1,676			2,825

Total interest income	2,729,795	366,597	(23,414)		3,072,978

Interest expense
Deposits	187,685	55,501	(17,620	)(14)	225,566
Short-term borrowings	3,006	1,995			5,001
Long-term borrowings	271,578	31,992	(14,487	)(15)	289,083

Total interest expense	462,269	89,488	(32,107)		519,650

Net interest income	2,267,526	277,109	8,693		2,553,328
Provision for credit losses	368,000	699,674			1,067,674

Net interest income after provision for credit losses	1,899,526	(422,565)	8,693		1,485,654

Other income
Mortgage banking revenues	184,625	4,736			189,361
Service charges on deposit accounts	478,133	29,737			507,870
Trust income	122,613	371,854			494,467
Brokerage services income	49,669	12,353			62,022
Trading account and foreign exchange gains	27,286	—			27,286
Gain on bank investment securities	2,770	3,757			6,527
Net other-than-temporary impairment losses recognized in earnings	(86,281)	(37,877)			(124,158)
Equity in earnings of Bayview Lending Group LLC	(25,768)	—			(25,768)
Other revenue from operations	355,053	18,741			373,794

Total other income	1,108,100	403,301			1,511,401

(continued)

M&T BANK CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (CONTINUED)

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	For the year ended December 31, 2010
	M&T	Wilmington	Pro forma adjustments		Pro forma

Other expense
Salaries and employee benefits	$999,709	296,456			$1,296,165
Equipment and net occupancy	216,064	64,087	526	(16)	280,677
Printing, postage and supplies	33,847	8,535			42,382
Amortization of core deposit and other intangible assets	58,103	6,595	24,570	(17)	89,268
FDIC assessments	79,324	23,462			102,786
Other costs of operations	527,790	249,175			776,965

Total other expense	1,914,837	648,310	25,096		2,588,243

Income before income taxes and noncontrolling interest	1,092,789	(667,574)	(16,403)		408,812
Income taxes	356,628	51,655	(295,862	)(18),(19)	112,421

Net income before noncontrolling interest	736,161	(719,229)	279,459		296,391
Net income attributable to noncontrolling interest	—	(905)			(905)

Net income	736,161	(720,134)	279,459		295,486
Dividends and amortization on preferred stock and income attributable to unvested stock-based compensation awards	(60,335)	(18,205)			(78,540)

Net income available to common shareholders	$675,826	(738,339)	279,459		$216,946

Net income per common share
Basic	$5.72				$1.77
Diluted	$5.69				$1.76

Average common shares outstanding
Basic	118,190,783		4,694,486	(20)	122,885,269
Diluted	118,842,860		4,694,486	(20)	123,537,346

See accompanying notes to pro forma condensed combined financial statements.

M&T BANK CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

The following unaudited pro forma condensed combined statement of income for the three months ended March 31, 2011 gives effect to M&T’s acquisition of Wilmington using the acquisition method of accounting assuming the acquisition was consummated on January 1, 2010. Wilmington was acquired by M&T on May 16, 2011.

	For the three months ended March 31, 2011
	M&T	Wilmington	Pro forma adjustments		Pro forma
Interest income
Loans and leases, including fees	$594,032	68,946	(3,987	)(12)	$658,991
Investment securities
Fully taxable	70,662	4,176	(931	)(13)	73,907
Exempt from federal taxes	2,346	111	4	(13)	2,461
Other	443	1,160			1,603

Total interest income	667,483	74,393	(4,914)		736,962

Interest expense
Deposits	38,906	13,900	(3,503	)(14)	49,303
Short-term borrowings	492	59			551
Long-term borrowings	59,281	8,209	(3,491	)(15)	63,999

Total interest expense	98,679	22,168	(6,994)		113,853

Net interest income	568,804	52,225	2,080		623,109
Provision for credit losses	75,000	41,334			116,334

Net interest income after provision for credit losses	493,804	10,891	2,080		506,775

Other income
Mortgage banking revenues	45,156	758			45,914
Service charges on deposit accounts	109,731	6,791			116,522
Trust income	29,321	94,304			123,625
Brokerage services income	14,296	2,881			17,177
Trading account and foreign exchange gains	8,279	—			8,279
Gain on bank investment securities	39,353	—			39,353
Net other-than-temporary impairment losses recognized in earnings	(16,041)	(4,986)			(21,027)
Equity in earnings of Bayview Lending Group LLC	(6,678)	—			(6,678)
Other revenue from operations	91,003	4,217			95,220

Total other income	314,420	103,965			418,385

(continued)

M&T BANK CORPORATION

PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (CONTINUED)

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	For the three months ended March 31, 2011
	M&T	Wilmington	Pro forma adjustments		Pro forma

Other expense
Salaries and employee benefits	$266,090	78,153			$344,243
Equipment and net occupancy	56,663	17,378	132	(16)	74,173
Printing, postage and supplies	9,202	2,026			11,228
Amortization of core deposit and other intangible assets	12,314	1,510	5,000	(17)	18,824
FDIC assessments	19,094	8,697			27,791
Other costs of operations	136,208	40,015			176,223

Total other expense	499,571	147,779	5,132		652,482

Income before income taxes	308,653	(32,923)	(3,052)		272,678
Income taxes	102,380	623	(1,746	)(18),(19)	101,257

Net income	206,273	(33,546)	(1,306)		171,421

Dividends and amortization on preferred stock and income attributable to unvested stock-based compensation awards	(16,160)	(4,551)			(20,711)

Net income available to common shareholders	$190,113	(38,097)	(1,306)		$150,710

Net income per common share
Basic	$1.59				$1.22
Diluted	$1.59				$1.21

Average common shares outstanding
Basic	119,200,788		4,694,486	(20)	123,895,274
Diluted	119,852,340		4,694,486	(20)	124,546,826

See accompanying notes to pro forma condensed combined financial statements.

NOTES TO PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited)

(1)	Purchase by M&T of $330,000,000 of preferred stock previously issued by Wilmington to the U.S. Department of Treasury.

(2)	Adjustment to reflect estimated fair value of acquired investment securities.

(3)	Adjustment to record acquired loans at estimated fair value.

(4)	Adjustment to record acquired premises and equipment at estimated fair value.

(5)	Adjustment to eliminate Wilmington’s goodwill. There was no acquired goodwill in this business combination.

(6)	Adjustment to record incremental core deposit and other intangible assets.

(7)	Adjustments to reverse Wilmington’s deferred tax valuation allowance of $292,742,000, as M&T expects to be able to realize deferred tax assets that Wilmington was unable to utilize. Other adjustments include the recording of the deferred tax-effects of acquisition accounting adjustments of $145,817,000 and other miscellaneous acquisition accounting adjustments of ($14,742,000).

(8)	Adjustment to record assumed interest-bearing deposits at estimated fair value.

(9)	Adjustment to record assumed long-term borrowings at estimated fair value.

(10)	Adjustments to record the estimated liability for change-of-control agreements with former Wilmington employees of $48,000,000 and other miscellaneous adjustments of $6,453,000.

(11)	Reflects the issuance of 4,694,486 shares of M&T common stock of $405,557,000, the elimination of Wilmington’s March 31, 2011 common equity of ($490,917,000), and the resulting gain recognized on the transaction of $64,930,000. The net adjustment of ($20,430,000) reflects the discount on redeemed preferred stock of ($4,619,000) (see note (1)) and the net effect of acquisition accounting adjustments on assets and liabilities of ($15,811,000).

NOTES TO PRO FORMA

CONDENSED COMBINED FINANCIAL STATEMENTS (Unaudited), Continued

			(Dollars in thousands)
			Year ended December 31, 2011	Three months ended March 31, 2011
(12)		Net amortization of premiums and discounts on acquired loans and leases using a level-yield method over the estimated remaining terms to maturity of the loans and leases.	$(19,614)	$(3,987)
(13)		Reflects the amortization of premiums and discounts on acquired securities using the level-yield method over the estimated remaining term to maturity.
		Fully taxable	(3,816)	(931)
		Exempt from federal taxes	16	4
(14)		Amortization of the fair value adjustments related to deposits using the effective interest method over the remaining terms to maturity of the deposits.	(17,620)	(3,503)
(15)		Amortization of the fair value adjustments related to long-term borrowings using the effective interest method over the remaining terms to maturity of the borrowings.	(14,487)	(3,491)
(16)		Adjustments to depreciation expense related to fair value adjustments to premises and equipment.	526	132
(17)		Incremental amortization on an accelerated basis for core deposit and other intangible assets.

		Estimated life
	Core deposit intangible	7 years	13,698	2,935
	Other intangible assets	5 to 7 years	10,872	2,065

			24,570	5,000

(18)		Income tax expense on pro forma adjustments above computed at a 39.25% combined tax rate.	(6,438)	(1,198)
(19)		Reflects reversal of income tax expenses related to the establishment of a deferred tax valuation allowance by Wilmington in the respective periods (see note (7)).	(289,424)	(548)
(20)		The pro forma net income per common share amounts and average common shares outstanding include the effect of the adjustments described above and the issuance of 4,694,486 shares of M&T common stock.